SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: November 20, 2002
HOUSEHOLD MORTGAGE LOAN TRUST 2002-HC1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-8980 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated November 20, 2002 pursuant to Section 3.18 of the Sale and Servicing Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement") by and among Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2002-HC1, Household Finance Corporation, as Master Servicer, and JP Morgan Chase Bank, as Indenture Trustee with respect to the closed-end Mortgage Loan Asset Backed Notes, Series 2002-HC1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD MORTGAGE LOAN TRUST 2002-HC1 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 5, 2002

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicing Report to Trustee dated November 20, 2002 pursuant to Section 3.18 of the Sale and Servicing Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement") by and among Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2002-HC1, Household Finance Corporation, as Master Servicer, and JP Morgan Chase Bank, as Indenture Trustee with respect to the closed-end Mortgage Loan Asset Backed Notes, Series 2002-HC1.

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